SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On March 28, 2016, the Compensation Committee of the Board of Directors of HopFed Bancorp, Inc. (the “Company”) announced revisions to the Company’s compensation policies for Named Executive Officers (“NEOs”). Such changes in compensation policies were undertaken to ensure that the Company’s compensation practices provide meaningful incentives to the NEOs while also enhancing shareholder value. For additional information, see the Company’s Current Report on Form 8-K filed on March 28, 2016.

On April 10, 2018, the Compensation Committee and the Board of Directors each approved the following additional policy with respect to future compensation actions applicable to NEOs, as follows:

•	Annually, the Compensation Committee will review the return on average equity (“ROAE”) calculated based upon the most recent publicly available financial statements issued by the Company’s chosen peer group as disclosed or to be disclosed in the Company’s proxy statement to stockholders for its Annual Meeting of Stockholders. If the Company’s ROAE for the most recently completed fiscal year does not equal or exceed the peer group’s average ROAE for the most recently completed year, then the Compensation Committee will not 1) approve salary increases, new bonus or incentive awards, perquisites, or any other additional compensation for the NEOs for such recently completed fiscal year; 2) extend or renew any employment agreement for the NEOs that includes one or more provisions that award perquisites or other personal benefits to the NEO that are not otherwise available to non-executive employees, including, but not limited to, use of or payment for a Company-leased vehicle, club membership, including reimbursement of country club dues, reimbursement for use of a home office, financial planning assistance, tax preparation, and/or cash payment for the payment of personal federal or state income taxes; or 3) award any additional restricted stock awards to NEOs. Such policy does not apply to payments or compensation to be made in accordance with pre-existing change in control agreements or equity award agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: April 10, 2018	By:	/s/ John E. Peck
John E. Peck
President and Chief Executive Officer